UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2005

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                 000- 23365                   33-0840184
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
      of Incorporation)             Number)              Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)


                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On October 10, 2005, we completed a private placement offering of 266,000 shares our common stock, par value $0.001 per share, to accredited investors for an aggregate purchase price of approximately $133,000. The aforementioned securities were sold in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Pursuant to a Registration Rights Agreement, we have granted the foregoing investors registration rights with respect to the shares of common stock purchased. Pursuant to the Registration Rights Agreement, we will file a registration statement with the Securities and Exchange Commission within 180 days of the closing of the sale of our common stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective October 10, 2005, Scott Deininger was appointed by the Board of Directors as our Chief Financial Officer, replacing Michael Woods who has been serving as Interim Chief Financial Officer.

      Prior to this appointment, Mr. Deininger served as treasurer and senior vice president of finance and administration (principal financial officer) at American Tire Distributors Holdings, Inc. from July, 2003 to October, 2005. From January, 2001 until June, 2003, Mr. Deininger served as vice president and corporate controller of Safety-Kleen Corporation, prior to which he was the Chief Financial Officer of Carmeuse North America. Mr. Deininger is a certified public accountant and holds a B.S. degree in Accounting from York College of Pennsylvania.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit
Number                            Description
---------   -------------------------------------------------------------------
10.2        Form of Registration Rights Agreement (incorporated by reference to the exhibit to Registrants Form 8-K filed on August 25, 2005)



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



                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEWGEN TECHNOLOGIES, INC.


Dated: October 12, 2005                    By:  /s/ Bruce Wunner
                                               ---------------------------------
                                           Name:    Bruce Wunner
                                           Title:   Chief Executive Officer
























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